UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

iShares, Inc.

iShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Special Meeting of Shareholders Adjourned Until November 4, 2009 at 5 PM

The Special Meeting of Shareholders of the iShares Funds scheduled for November 4, 2009, at 9:00 a.m. (Pacific Time) has been adjourned until November 4, 2009, at 5:00 p.m. (Pacific Time) for the following iShares Funds only:

iShares, Inc.

iShares MSCI Brazil Index Fund

iShares MSCI BRIC Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Chile Investable Market Index Fund

iShares MSCI EMU Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Investable Market Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI United Kingdom Index Fund

iShares Trust

iShares Nasdaq Biotechnology Index Fund

iShares Russell 3000 Growth Index Fund

iShares S&P 100 Index Fund

iShares S&P 1500 Index Fund

iShares S&P 500 Index Fund

iShares S&P Asia 50 Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Materials Sector Index Fund

iShares S&P Global Nuclear Energy Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Timber & Forestry Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P/TOPIX 150 Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

ISHA-ADJ-Notice

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares FTSE NAREIT Industrial/Office Capped Index Fund

iShares FTSE NAREIT Residential Plus Capped Index Fund

iShares FTSE NAREIT Retail Capped Index Fund

iShares FTSE China (HK Listed) Index Fund

iShares FTSE/Xinhua China 25 Index Fund

iShares MSCI ACWI Index Fund

iShares S&P Growth Allocation Fund

iShares S&P Aggressive Allocation Fund

iShares MSCI All Peru Capped Index Fund

iShares S&P Emerging Markets Infrastructure Index Fund